SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                    July 17, 1997
                   Date of Report (Date of earliest event reported)



                              CALIFORNIA MICROWAVE, INC.
                (Exact name of registrant as specified in its charter)


          Delaware                 0-7428              94-1668412
          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification No.)
          incorporation)


                  555 Twin Dolphin Drive, Redwood City, California 94065
                   (Address of principal executive offices)  (Zip Code)


          (Registrant's telephone number, including area code):  415/596-9000

























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                    Item 5.  Other Events.

                    On July 17, 1997, California Microwave, Inc. (the "Company") issued the press release attached as Exhibit 99.1 hereto announcing that its board of directors had appointed Frederick D. Lawrence to the positions of chairman of the board, chief executive officer and president.

                    Item 7.  Financial Statements and Exhibits.

               (c)  Exhibits

                    99.1 Press Release of California Microwave, Inc. dated
                         July 17, 1997.


                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CALIFORNIA MICROWAVE, INC.
                                             (Registrant)



                                        By:  /s/ George L. Spillane
                                             _____________________________
                                        Name:     George L. Spillane
                                        Title:    Vice President,
                                                  Chief Financial Officer



             Dated:  July 17, 1997

















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                                     EXHIBIT INDEX


                  Exhibit No.         Description of Exhibit


                  99.1                Press Release of California
                                      Microwave, Inc. dated July 17, 1997















































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